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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported): December 15, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES CCR-1)
             (Exact name of registrant as specified in its charter)

    DELAWARE                     001-16453                      13-3891329
(State or other                (Commission                  (I. R. S. Employer
jurisdiction  of                File Number)                Identification No.)
 incorporation)

                WORLD FINANCIAL CENTER,                  10080
                  NEW YORK, NEW YORK                  (Zip Code)
                 (Address of principal
                  executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

           Not applicable.

SECTION 2. FINANCIAL INFORMATION

           Not applicable.

SECTION 3. SECURITIES AND TRADING MARKETS

           Not applicable.

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

           Not applicable.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

           Not applicable.

SECTION 6. [RESERVED]

SECTION 7. REGULATION FD

           Not applicable.
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SECTION 8. OTHER EVENTS

           ITEM 8.01       OTHER EVENTS

                           99.1 Distribution to holders of the PreferredPLUS Trust Certificates CCR-1 on December 15, 2004.

                                             For information with respect to the
                                    underlying securities held by PreferredPLUS
                                    Trust Series CCR-1, please refer to
                                    Countrywide Financial Corp.'s (Commission file number 001-12331-01) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer and underlying securities guarantor have filed electronically with the SEC.

                                             Although we have no reason to
                                    believe the information concerning the
                                    underlying securities, the junior
                                    subordinated debentures, the underlying
                                    securities issuer, the junior subordinated debentures issuer or the underlying securities guarantor contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer, the junior subordinated debentures issuer or the underlying securities guarantor (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities or the junior subordinated debentures has been made. You should obtain and evaluate the same information concerning the underlying securities issuer, the junior subordinated debentures issuer or the underlying securities guarantor as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities, the junior subordinated debentures, the underlying securities issuer, the junior subordinated debentures issuer or the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

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SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

           ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Financial statements of business acquired.

                                    Not Applicable.

                           (b)      Pro forma financial information.

                                    Not Applicable.

                           (c)      Exhibits.

                                    99.1     Trustee's report in respect of the
                                             December 15, 2004 distribution to
                                             holders of the PreferredPLUS Trust
                                             Certificates Series CCR-1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         MERRILL LYNCH DEPOSITOR, INC.

         Date: December 22, 2004         By:    /s/ Stephan Kuppenheimer
                                                -----------------------------
                                         Name:  Stephan Kuppenheimer
                                         Title: President



                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the December 15, 2004 distribution to holders of the PREFERREDPLUS Trust Series CCR-1.